LEHMAN BROTHERS

Residential Mortgage Finance

COMPUTATIONAL MATERIALS

$260,414,000 (Approximate) Lehman ABS Corporation Series 2004-2 Notes

Lehman Brothers Holdings Inc. (Seller) Ambac Assurance Corp. (Guarantor)

Contacts
Syndicate ABS Trading Mortgage Trading Mortgage Finance Structuring	Kevin White / Dan Covello Gordon Sweely Charles Spero Chris Estaphan Dan Wallace Matt Miller Kevin Portnoy Sam Tabet Matt Lewis Christina Barretto Sei-Hyong Park	(212) 526-9519 (212) 526-6870 (212) 526-6870 (212) 526-4496 (212) 526-8315 (212) 526-8315 (212) 526-8315 (212) 526-7512 (212) 526-7447 (212) 526-2185 (212) 526-0203

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

LEHMAN BROTHERS

Residential Mortgage Finance

Lehman ABS Corporation, Series 2004-2

To Maturity
Class	Approx. Size	Type	Tsy. BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity (1)	Expected Ratings (S&P/Moody’s)

A	$[260,414,000]	Flt – PT	1 m LI	2.67	1 - 153	1/25/2017	12/25/2033	AAA/Aaa

To 10% Optional Redemption (“Call”) (2)
Class	Approx. Size	Type	Tsy. BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity (1)	Expected Ratings (S&P/Moody’s)

A	$[260,414,000]	Flt – PT	1 m LI	2.49	1 - 75	7/25/2010	12/25/2033	AAA/Aaa

Pricing Speed
40% CPR / 15% Constant Draw Rate (“CDR”)

(1) The Stated Final Maturity Date with respect to the Notes is the Payment Date in the month following the latest possible maturity date of a Mortgage Loan in the Pool which amortizes according to its terms.  On the Stated Final Maturity Date, holders of the Notes will be entitled to receive a payment of principal in an amount equal to the outstanding principal balance of the Notes.

(2) The Master Servicer may exercise its right to redeem the Notes when the principal balance of the Notes  is equal to or less than 10% of the Notes  as of the Closing Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Summary of Terms
Issuer:	Lehman ABS Corporation, Series 2004-2 (the “Trust”).
Depositor:	Lehman ABS Corporation.
Originators:	GreenPoint Mortgage Funding, Inc. (“GreenPoint”) and Cendant Mortgage (“Cendant”).
Seller:	Lehman Brothers Holdings Inc.
Master Servicer:	Aurora Loan Services, Inc.
Subservicers:	GreenPoint (with respect to the GreenPoint originated loans) and Cendant (with respect to the Cendant originated loans).
Indenture Trustee:	Wells Fargo Bank, N.A.
Owner Trustee	U.S. Bank National Association.
Surety Provider:	Ambac Assurance Corp (“Ambac” or the “Note Insurer”).
Rating Agencies:	Standard & Poor’s (“S&P”) and Moody’s Investor Service (“Moody’s”).
Sole Underwriter:	Lehman Brothers Inc.
Expected Pricing Date:	Week of May 10, 2004.
Expected Closing Date:	May 14, 2004.
Record Date:	The last Business Day immediately preceding the related Payment Date.
Payment Date:	25th of each month, or if such day is not a business day the next succeeding Business Day. (First Payment Date: May 25, 2004).
Cut-off Date:	End of Business, March 31, 2004.
Delay Days:	0 days.
Day Count:	Actual/360.
Interest Accrual:

Interest accrues on the Notes from the last Payment Date  (or in the case of the first Payment Date, the Closing Date) through the day preceding the current Payment Date (such period, the “Accrual Period”).

Collection Period:	The month immediately preceding a Payment Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Summary of Terms (continued)
Clearing:	DTC, Euroclear or Clearstream.
Denomination:	Minimum $250,000; increments of $1,000.
SMMEA Eligibility:	The Notes are not expected to be SMMEA eligible.
ERISA Eligibility:	The Notes are expected to be ERISA eligible.
Tax Structure:

The Notes are expected to be treated as debt of an Owner Trust for Federal income tax purposes.  The Owner Trust will not be treated as an association taxable as a corporation or as a taxable mortgage pool.

Credit Enhancement:	Ambac will unconditionally guarantee timely payments of interest and ultimate payment of principal on the Notes. Excess cashflow. Overcollateralization, as described herein.
The HELOCs:

The collateral will consist of adjustable rate, first and second lien home equity lines of credit (“HELOCs”).  Each HELOC adjusts monthly to a rate equal to the Prime Rate plus its margin, subject to a gross cap rate of 18%.  All of the HELOCs have passed their first rate adjustment date as of the Cut-off Date.

The aggregate drawn principal balance of the HELOCs as of the Cut-off Date (the “Cut-off Date Balance”) is approximately $267,092,143.

Overcollateralization:

Certain Excess Cashflow will be applied as a payment of principal on the Notes on each Payment Date to maintain the Overcollateralization Amount for the Notes, or to increase it to the Specified Overcollateralization Amount.   The Overcollateralization Amount on the Closing Date will be approximately equal to the Specified Overcollateralization Amount.

The Specified Overcollateralization Amount on any Payment Date prior to the Stepdown Date is equal to 2.50% of the Cut-Off Date Balance.  On subsequent Payment Dates, the Specified Overcollateralization Amount is equal to the greater of (x) the lesser of (a) 2.50% of the Cut-Off Date Balance and (b) 5.00% of the aggregate principal balance of the HELOCs as of the end of the related Collection Period and (y) 0.50% of the Cut-Off Date Balance. The Specified Overcollateralization Amount will be increased if realized losses and/or delinquencies on the HELOCs exceed certain levels specified in the Indenture.

The Overcollateralization Deficit Amount (the “OC Deficit Amount”) on any Payment Date is the amount, if any, by which (a) the principal balance of the Notes, after taking into account the payment to the Noteholders of all principal from all sources other than the Policy on such Payment Date, exceeds (b) the aggregate principal balance of the HELOCs as of the end of the related Collection Period.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Summary of Terms (continued)
Stepdown Date:	Payment Date in November 2006.
Subordination of the Residual Certificate:	The certificate representing the residual interest in the Trust will be subordinated to payments due on the Notes. This subordination provides credit enhancement to the Notes.
Formula Rate:	1 month Libor + [ ]%.
Maximum Rate:

The Maximum Rate with respect to the Notes on any Payment Date is equal to the product of (x) weighted average of the Interest Rates of the HELOCs, assuming each HELOC is fully indexed, net of (i) the Servicing Fee Rate, (ii) the Indenture Trustee Fee Rate, (iii) the Owner Trustee Fee Rate and (iv) the product of (1) the Insurer Premium Rate and (2) a fraction, the numerator of which is the principal balance of the Notes immediately before the Payment Date and the denominator of which is the principal balance of the HELOCs at the beginning of the related Collection Period, (y) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related Accrual Period and (z) a fraction, the numerator of which is the principal balance of the HELOCs at the beginning of the related Collection Period and the denominator of which is the principal balance of the Notes immediately before the Payment Date.

Note Rate:	The lesser of (a) the Formula Rate and (b) the Maximum Rate.
Servicing Fee:	0.50% per annum (the “Servicing Fee Rate”) on the aggregate principal balance of the HELOCs, payable monthly at 1/12 of the per annum rate.
Indenture Trustee Fee:	0.01% per annum (the “Indenture Trustee Fee Rate”) on the aggregate principal balance of the HELOCs, payable monthly at 1/12 of the per annum rate.
Owner Trustee Fee:

$3,000 per annum payable monthly in the amount of $250.  The “Owner Trustee Fee Rate” is equal to the percentage obtained by dividing $3,000 by the aggregate principal balance of the HELOCs as of the beginning of the related Collection Period.

Deferred Interest: (“Catch-Up Interest”)

To the extent the applicable Maximum Rate is less than the applicable Formula Rate on any Payment Date, the deficiency will be deferred (“Deferred Interest”) and will accrue interest on each subsequent Payment Date at the applicable Note Rate.  Such Deferred Interest will be reimbursed through distributions on following Payment Dates, to the extent of Available Funds as set forth under “Priority of Payments” herein.  The insurance policy will not guarantee the payment of such Deferred Interest.

Amortization Periods:	The allocation of principal collections is divided into two distinct periods: the Managed Amortization Period and the Rapid Amortization Period.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Summary of Terms (continued)
Managed Amortization Period:	Begins on the first Payment Date and ends on the earlier of (a) the 180th Payment Date or (b) the Payment Date which immediately precedes a Rapid Amortization Event.
Rapid Amortization Period:	Begins on the Payment Date immediately following the end of the Managed Amortization Period.
Priority of Distributions:

On each Payment Date, the Trustee will make distributions from amounts received in respect of the HELOCs during each Collection Period (net of the Indenture Trustee Fee, the Servicing Fee and the Owner Trustee Fee)  as follows:

(1)

to pay the Note Insurer premium;

(2)

concurrently, to pay current interest due to the Class A Notes, and, during the Managed Amortization Period, to pay the applicable Subservicer interest on any Additional Balance Contributed Amount at the Note Rate for such Payment Date, pro-rata according to the amounts due;

(3)

to pay to the applicable Subservicer, during the Managed Amortization Period, an amount equal to the Additional Balance Contributed Amount;

(4)

to pay Principal due to the Class A Notes;

(5)

with respect to any Payment Date after the first Payment Date , to pay the OC Deficit Amount to the Class A Noteholders for such Payment Date;

(6)

 as payment for any other amounts owed to the Note Insurer;

(7)

the Excess Cashflow shall be applied to the extent necessary to fund the full amount of the Accelerated Principal;

(8)

as payment for any other amounts owed to the Subservicers;

(9)

to pay the current Deferred Interest and any unpaid Deferred Interest from prior Payment Dates at the Class A Note Rate;

(10)

to pay the Indenture Trustee reimbursement to the extent provided in the Sale and Servicing Agreement; and

(11)

to pay the remaining amounts to the holders of the Residual Certificates.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Summary of Terms (continued)
Optional Redemption:

The Master Servicer may exercise its right to repurchase the HELOCs on any Payment Date on or after which the principal balance of the Notes, after giving effect to payments of principal on such Payment Date, declines to 10% or less of the principal balance of the Notes as of the Closing Date.  The first such date is the “Optional Redemption Date”.  The aggregate repurchase price is equal to the greater of (x) the unpaid principal balance of the HELOCS plus accrued interest thereon and  (y) the sum of (1) the principal balance of the Notes and interest due thereon on such Payment Date (2) fees due the Subservicers, the Insurer , the Indenture Trustee and the Owner Trustee on such Payment Date and (3) any reimbursement amount due to the Insurer with respect to prior draws under the policy.  If such an event occurs, holders of the Notes will receive a final distribution on such Payment Date.

Amendments to Credit Line Agreements:

The Subservicers may change the terms of the HELOC agreements at any time provided that such changes (i) do not adversely affect the interest of the Noteholders or the Insurer, and (ii) are consistent with prudent business practice.  Such modifications may include increases in the Credit Limit of the related HELOC, change in lien position of the HELOC or reductions to the margin for such HELOC.

Optional Removal of HELOCs by the Seller:

On any Payment Date the Seller may designate for removal certain HELOCs from the Pool without notice to the related Noteholders, subject to the following conditions as specified in the Sale and Servicing Agreement:

(a)

The Overcollateralization Amount exceeds the Specified Overcollateralization Amount,

(b)

The Seller shall have delivered to the Trustee a HELOC Schedule containing a list of all HELOCs remaining after such removal,

(c)

The Seller shall represent and warrant that the removal of accounts is random and not selected adversely to the interests of the Noteholders or the Insurer,

(d)

The Rating Agencies shall have been notified of the proposed removal, and in writing, notified the Trustee and the Insurer that such removal would not result in a reduction or withdrawal of ratings assigned to the Notes without regard to the policy,

(e)

The proposed removal shall not cause a Rapid Amortization Event to occur,

(f)

A Rapid Amortization Event shall not have occurred, and

(g)

The Seller shall have delivered to the Indenture Trustee and the Insurer an officer’s certificate confirming the conditions set forth above.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Summary of Terms (continued)
Principal:

Excluding any Rapid Amortization Events, the allocation of principal collections to the Notes are divided into two distinct periods: the Managed Amortization Period and the Rapid Amortization Period.

With respect to each Payment Date, holders of Notes will receive the “Principal Payment Amount,” which shall equal the positive difference of (a) the Maximum Principal Payment and (b) the “Overcollateralization Reduction Amount”, if any, in each case with respect to such Payment Date.

(A)

During the Managed Amortization Period, the “Maximum Principal Payment” shall equal the “Net Principal Collections” with respect to such Payment Date.

(B)

During the Rapid Amortization Period, the “Maximum Principal Payment” shall equal the Principal Collections with respect to such Payment Date.

(C)

“Principal Collections” shall equal, with respect to any Payment Date, the sum of all payments with respect to principal received on the HELOCs during the related Collection Period.

(D)

“Net Principal Collections” shall equal the positive difference of (x) the Principal Collections with respect to such Payment Date and (y) the aggregate principal amount of all Additional Balances (draws on the HELOCs) arising during the related Collection Period.

(E)

“Overcollateralization Reduction Amount”, with respect to each Payment Date, shall equal the amount, if any, by which the Overcollateralization Amount would exceed the Specified Overcollateralization Amount, assuming the Maximum Principal Payment Amount is paid on the Notes on such Payment Date.

(F)

“Additional Balance Contributed Amount”, with respect to any Payment Date, shall equal (a) the excess, if any, for all prior Payment Dates during the Managed Amortization Period of (i) the aggregate principal amount of all Additional Balances for a payment Date over (ii) Principal Collections with respect to such Payment Date minus (b) amounts paid on previous Payment Dates to the Seller in respect of any Additional Balance Contributed Amount.

Accelerated Principal:

On any Payment Date where excess cashflow exists, all or a portion of such amount will be distributed to pay principal on the Notes to the extent required to maintain or increase the Overcollateralization Amount to the Specified Overcollateralization Amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Summary of Terms (continued)
Rapid Amortization Event:

(i)

A default in the payment of any interest, principal, or installment of principal on the Notes, and such default continues for a period of five Business Days;

(ii)

The failure on the part of the Trust, the Depositor, the Seller or the Master Servicer to perform any of its other material obligations under the Sale and Servicing Agreement, the Trust Agreement or the Indenture, which failure materially and adversely affects the interests of the Noteholders or the Insurer and continues unremedied for 60 days;

(iii)

The occurrence of certain events of bankruptcy, insolvency or receivership relating to the Trust, the Seller, the Master Servicer or any of their affiliates or subsidiaries;

(iv)

The Trust becomes subject to regulation as an “investment company,” as such term is defined in the Investment Company Act of 1940;

(v)

Cumulative draws made under the Policy exceed 1% of the Cut-off Date Balance;

(vi)

An Event of Servicing Termination, as defined in the Indenture, has occurred; or

(vii)

a default in the payment of any Deferred Interest on the Notes on the Final Maturity Date

Servicing:

The Subservicers:

(1)

pay all out-of-pocket expenses to service the HELOCs; and

(2)

will receive the Servicing Fee plus all assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, as additional servicing compensation.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Weighted Average Life (1) and Maturity

Sensitivity of the Notes to Payments and Draws

(Assumes 10% Optional Termination)

% CPR		30%			35%			40%
Constant Draw Rate (% CDR)	WAL (yrs)	Window (months)	Expected Final Mat.	WAL (yrs)	Window (months)	Expected Final Mat.	WAL (yrs)	Window (months)	Expected Final Mat.
10%	3.35	1 - 99	7/25/2012	2.66	1 - 81	1/25/2011	2.16	1 - 67	11/25/2009
15%	4.02	1 - 112	8/25/2013	3.12	1 - 91	11/25/2011	2.49	1 - 75	7/25/2010
20%	4.98	1 - 129	1/25/2015	3.75	1 - 103	11/25/2012	2.91	1 - 84	4/25/2011

% CPR		45%			50%
Constant Draw Rate (% CDR)	WAL (yrs)	Window (months)	Expected Final Mat.	WAL (yrs)	Window (months)	Expected Final Mat.
10%	1.79	1 - 57	1/25/2009	1.50	1 - 48	4/25/2008
15%	2.03	1 - 63	7/25/2009	1.68	1 - 54	10/25/2008
20%	2.33	1 - 70	2/25/2010	1.89	1 - 60	4/25/2009

 (1)  The weighted average life of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the Closing Date to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial principal balance of the Notes.  Assumes a Closing Date of May 14, 2004.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Weighted Average Life (1) and Maturity

Sensitivity of the Notes to Payments and Draws (continued)

(Assumes No Optional Termination)

% CPR		30%			35%
Constant Draw Rate (% CDR)	WAL (yrs)	Window (months)	Expected Final Mat.	WAL (yrs)	Window (months)	Expected Final Mat.
10%	3.58	1 - 179	3/25/2019	2.86	1 - 169	5/25/2018
15%	4.26	1 - 203	3/25/2021	3.33	1 - 176	12/25/2018
20%	5.24	1 - 230	6/25/2023	3.97	1 - 191	3/25/2020

% CPR		40%			45%			50%
Constant Draw Rate (% CDR)	WAL (yrs)	Window (months)	Expected Final Mat.	WAL (yrs)	Window (months)	Expected Final Mat.	WAL (yrs)	Window (months)	Expected Final Mat.
10%	2.34	1 - 142	2/25/2016	1.94	1 - 120	4/25/2014	1.63	1 - 104	12/25/2012
15%	2.67	1 - 153	1/25/2017	2.18	1 - 129	1/25/2015	1.80	1 - 110	6/25/2013
20%	3.10	1 - 168	4/25/2018	2.48	1 - 139	11/25/2015	2.02	1 - 118	2/25/2014

(1)  The weighted average life of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the Closing Date to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial principal balance of the Notes.  Assumes a Closing Date of May 14, 2004.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Maximum Rate Schedule (1)(2)

The Maximum Rate Schedule is shown for the first 60 Distribution Dates.

Month	Maximum Rate (%)	Month	Maximum Rate (%)
1	(3)	31	17.813
2	17.197	32	18.228
3	17.784	33	17.640
4	17.224	34	17.639
5	17.239	35	19.529
6	17.828	36	17.639
7	17.268	37	18.227
8	17.860	38	17.639
9	17.300	39	18.227
10	17.316	40	17.639
11	19.190	41	17.639
12	17.351	42	18.227
13	17.948	43	17.639
14	17.388	44	18.226
15	17.987	45	17.638
16	17.427	46	17.638
17	17.447	47	18.855
18	18.051	48	17.638
19	17.490	49	18.226
20	18.096	50	17.638
21	17.536	51	18.226
22	17.560	52	17.637
23	19.469	53	17.637
24	17.610	54	18.225
25	18.224	55	17.637
26	17.664	56	18.225
27	18.281	57	17.637
28	17.721	58	17.637
29	17.750	59	19.526
30	18.374	60	17.636

(1) Assumes prepayments at 40% CPR and draws at 15% CDR.

(2) Assumes Prime Rate equals 20%.

(3) Not shown since it is artificially high due to the short first interest accrual period on the Notes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Summary
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Total Number of HELOCs	5,732	Occupancy Status
Total Outstanding HELOC Balance	$267,092,143	Owner-Occupied	87.45%
Average Drawn Amount	$46,597	Investment	11.52%
Average Credit Limit	$59,135	Second Home	1.03%
WA Credit Utilization Ratio	83.03%
WA Margin	2.557%	Loan Documentation
WA Life Cap	18.000%	No Income Verification	59.92%
WA Loan Age (months)	7	Full	40.03%
WA Remaining Term (months)	217	No Income/No Asset	0.05%
WA CLTV (based on Credit Limits)	83.46%
WA Credit Score	709	Loan Purpose
WA Junior Mortgage Ratio	21.56%	Cash Out Refinance	67.55%
		Purchase	27.12%
Lien Position		Rate/Term Refinance	5.33%
First Lien	1.49%
Second Lien	98.51%	Geographic Distribution
		(Other states account individually for less than 3% of the Cut-Off Date Principal Balance)
Property Type
Single Family	67.19%	California	59.77%
PUD	16.54%	New York	5.70%
Condo	6.45%	Arizona	3.64%
2-4 Family	5.13%	New Jersey	3.17%
2 Family	4.69%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Outstanding Principal Balances
Principal Balance ($)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
<= (0.01)	10	$(257.27)	0.00%
0.00	95	0.00	0.00
0.01 - 5,000.00	163	338,320.16	0.13
5,000.01 - 10,000.00	330	2,819,185.45	1.06
10,000.01 - 15,000.00	502	6,359,948.78	2.38
15,000.01 - 20,000.00	570	9,958,026.12	3.73
20,000.01 - 25,000.00	516	11,665,993.67	4.37
25,000.01 - 30,000.00	462	12,744,998.24	4.77
30,000.01 - 35,000.00	368	12,042,525.12	4.51
35,000.01 - 40,000.00	312	11,767,156.27	4.41
40,000.01 - 45,000.00	274	11,706,275.37	4.38
45,000.01 - 50,000.00	355	17,086,581.84	6.40
50,000.01 - 55,000.00	169	8,899,303.47	3.33
55,000.01 - 60,000.00	218	12,592,566.34	4.71
60,000.01 - 65,000.00	138	8,648,667.67	3.24
65,000.01 - 70,000.00	126	8,546,839.19	3.20
70,000.01 - 75,000.00	137	9,970,277.61	3.73
75,000.01 - 80,000.00	106	8,269,865.94	3.10
80,000.01 - 85,000.00	84	6,960,583.74	2.61
85,000.01 - 90,000.00	86	7,546,780.96	2.83
90,000.01 - 95,000.00	74	6,860,614.46	2.57
95,000.01 - 100,000.00	185	18,315,930.92	6.86
100,000.01 - 500,000.00	452	73,991,958.95	27.70
Total:	5,732	$267,092,143.00	100.00%

Minimum:

$(198.33)

Maximum:

$500,000.00

Weighted Average:

$49,596.68

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Current Interest Rates
Current Loan Rates (%)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
3.501 - 4.000	636	$25,286,237.29	9.47%
4.001 - 4.500	105	5,582,670.93	2.09
4.501 - 5.000	286	22,455,953.55	8.41
5.001 - 5.500	550	23,680,039.42	8.87
5.501 - 6.000	510	24,711,676.56	9.25
6.001 - 6.500	869	37,569,998.24	14.07
6.501 - 7.000	624	28,828,916.28	10.79
7.001 - 7.500	506	27,892,397.94	10.44
7.501 - 8.000	641	29,792,753.90	11.15
8.001 - 8.500	472	20,235,102.11	7.58
8.501 - 9.000	287	10,343,942.85	3.87
9.001 - 9.500	171	7,587,925.08	2.84
9.501 - 10.000	67	2,685,820.52	1.01
10.001 - 10.500	6	360,514.96	0.13
10.501 - 11.000	2	78,193.37	0.03
Total:	5,732	$267,092,143.00	100.00%

Minimum:

3.625%

Maximum:

10.750%

Weighted Average:

6.557%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Original Terms to Stated Maturity
Original Term (months)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
169 - 192	3,589	$191,133,077.36	71.56%
289 - 312	678	35,135,871.51	13.15
337 - 360	1,465	40,823,194.13	15.28
Total:	5,732	$267,092,143.00	100.00%

Minimum:

180

Maximum:

360

Weighted Average:

223

Remaining Terms to Stated Maturity
Remaining Term (months)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
121 - 144	62	$2,381,799.71	0.89%
145 - 168	4	138,992.44	0.05
169 - 192	3,523	188,612,285.21	70.62
217 - 240	1	9,023.60	0.00
241 - 264	33	1,430,141.39	0.54
265 - 288	1	35,000.00	0.01
289 - 312	643	33,661,706.52	12.60
313 - 336	253	6,065,520.79	2.27
337 - 360	1,212	34,757,673.34	13.01
Total:	5,732	$267,092,143.00	100.00%

Minimum:

123

Maximum:

356

Weighted Average:

217

Loan Age
Loan Age (months)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
1 - 12	4,167	$222,333,791.73	83.24%
13 - 24	1,255	35,617,042.81	13.34
25 - 36	214	5,320,343.76	1.99
49 - 60	95	3,811,941.10	1.43
61 - 72	1	9,023.60	0.00
Total:	5,732	$267,092,143.00	100.00%

Minimum:

2

Maximum:

62

Weighted Average:

7

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Combined Loan-to-Value Ratio
Combined Loan-to-Value (%)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
0.01 - 5.00	2	$28,436.10	0.01%
5.01 - 10.00	14	216,540.71	0.08
10.01 - 15.00	9	292,299.42	0.11
15.01 - 20.00	19	695,635.05	0.26
20.01 - 25.00	12	420,392.89	0.16
25.01 - 30.00	22	600,797.05	0.22
30.01 - 35.00	21	1,021,901.42	0.38
35.01 - 40.00	45	2,082,469.71	0.78
40.01 - 45.00	43	2,262,841.02	0.85
45.01 - 50.00	50	2,389,425.97	0.89
50.01 - 55.00	52	3,242,563.53	1.21
55.01 - 60.00	81	4,302,650.10	1.61
60.01 - 65.00	109	5,850,399.60	2.19
65.01 - 70.00	148	11,064,695.96	4.14
70.01 - 75.00	200	13,497,535.92	5.05
75.01 - 80.00	767	44,398,682.15	16.62
80.01 - 85.00	341	19,072,445.54	7.14
85.01 - 90.00	2,173	90,755,302.13	33.98
90.01 - 95.00	1,193	54,780,326.30	20.51
95.01 - 100.00	431	10,116,802.43	3.79
Total:	5,732	$267,092,143.00	100.00%

Minimum:

4.68%

Maximum:

100.00%

Weighted Average:

83.46%

Lien Position
Lien Position	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
1st Lien	82	$3,985,852.61	1.49%
2nd Lien	5,650	263,106,290.39	98.51
Total:	5,732	$267,092,143.00	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Junior Mortgage Ratio
Junior Mortgage Ratio (%)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
0.01 - 10.00	435	$9,986,723.84	3.80%
10.01 - 20.00	3,630	152,215,144.49	57.85
20.01 - 30.00	958	58,024,522.57	22.05
30.01 - 40.00	293	20,119,092.38	7.65
40.01 - 50.00	155	10,457,476.30	3.97
50.01 - 60.00	73	4,053,670.26	1.54
60.01 - 70.00	54	4,463,216.92	1.70
70.01 - 80.00	30	2,556,484.55	0.97
80.01 - 90.00	16	965,437.97	0.37
90.01 - 100.00	6	264,521.11	0.10
Total:	5,650	$263,106,290.39	100.00%

Minimum:

2.19%

Maximum:

98.85%

Weighted Average:

21.56%

Credit Limit
Credit Limit ($)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
0.01 - 50,000.00	3,430	$84,471,446.43	31.63%
50,000.01 - 100,000.00	1,654	100,459,278.23	37.61
100,000.01 - 150,000.00	293	27,890,370.53	10.44
150,000.01 - 200,000.00	246	33,921,540.08	12.70
200,000.01 - 250,000.00	60	9,495,058.07	3.55
250,000.01 - 300,000.00	39	8,149,915.35	3.05
300,000.01 - 350,000.00	3	469,761.32	0.18
350,000.01 - 400,000.00	5	1,438,764.51	0.54
450,000.01 - 500,000.00	2	796,008.48	0.30
Total:	5,732	$267,092,143.00	100.00%

Minimum:

$6,300.00

Maximum:

$500,000.00

Weighted Average:

$59,134.94

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Credit Limit Utilization Rates
Utilization Rate (%)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
<= 0.000	107	$(249.88)	0.00%
0.001 - 10.000	150	463,302.27	0.17
10.001 - 20.000	109	1,448,118.32	0.54
20.001 - 30.000	129	2,655,565.02	0.99
30.001 - 40.000	153	3,883,580.33	1.45
40.001 - 50.000	172	5,594,679.43	2.09
50.001 - 60.000	208	7,991,310.50	2.99
60.001 - 70.000	209	9,161,795.58	3.43
70.001 - 80.000	272	12,112,395.37	4.53
80.001 - 90.000	407	17,665,955.28	6.61
90.001 - 100.000	3,814	206,060,386.69	77.15
100.001 >=	2	55,304.09	0.02
Total:	5,732	$267,092,143.00	100.00%

Minimum:

(1.72)%

Maximum:

158.77%

Average:

83.03%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Margin
Margin (%)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
<= 0.000	635	$25,276,615.34	9.46%
0.001 - 0.500	105	5,582,670.93	2.09
0.501 - 1.000	286	22,455,953.55	8.41
1.001 - 1.500	550	23,680,039.42	8.87
1.501 - 2.000	510	24,711,676.56	9.25
2.001 - 2.500	869	37,569,998.24	14.07
2.501 - 3.000	624	28,828,916.28	10.79
3.001 - 3.500	506	27,892,397.94	10.44
3.501 - 4.000	641	29,792,753.90	11.15
4.001 - 4.500	472	20,235,102.11	7.58
4.501 - 5.000	287	10,343,942.85	3.87
5.001 - 5.500	171	7,587,925.08	2.84
5.501 - 6.000	67	2,685,820.52	1.01
6.001 - 6.500	6	360,514.96	0.13
6.501 - 7.000	2	78,193.37	0.03
7.501 - 8.000	1	9,621.95	0.00
Total:	5,732	$267,092,143.00	100.00%

Minimum:

0.000%

Maximum:

7.625%

Weighted Average:

2.557%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics (continued)
Collateral characteristics are listed below as of Cut-off Date

State (Top 30)
State (Top 30)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
CA	2,508	$159,651,439.84	59.77%
NY	313	15,231,614.79	5.70
AZ	312	9,714,041.99	3.64
NJ	246	8,468,523.80	3.17
WA	218	7,935,186.32	2.97
FL	225	6,812,894.81	2.55
CO	148	6,575,446.88	2.46
PA	198	5,359,027.25	2.01
GA	168	5,158,395.08	1.93
OR	132	4,783,056.55	1.79
IL	125	3,899,387.62	1.46
MA	104	3,881,472.58	1.45
CT	72	3,332,022.35	1.25
VA	84	3,053,845.15	1.14
NV	80	2,562,695.74	0.96
UT	66	2,416,395.92	0.90
MD	68	2,373,869.69	0.89
NC	80	1,931,635.68	0.72
OH	86	1,923,452.04	0.72
ID	41	1,032,166.81	0.39
MI	40	1,003,855.94	0.38
LA	31	975,045.55	0.37
SC	34	766,155.47	0.29
MO	32	727,714.57	0.27
IN	32	666,785.32	0.25
NH	23	650,754.72	0.24
MN	19	624,176.72	0.23
MT	23	575,082.24	0.22
RI	19	569,687.02	0.21
NM	16	531,067.82	0.20
Others	189	3,905,246.74	1.46
Total:	5,732	$267,092,143.00	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Occupancy Status
Occupancy Status	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
Primary Home	4,742	$233,559,649.71	87.45%
Investment	927	30,778,960.89	11.52
Second Home	63	2,753,532.40	1.03
Total:	5,732	$267,092,143.00	100.00%

Documentation Type
Documentation Type	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
No Income Verification	2,802	$160,038,881.39	59.92%
Full	2,928	106,929,840.47	40.03
No Income/No Asset Verification	2	123,421.14	0.05
Total:	5,732	$267,092,143.00	100.00%

HELOC Purpose
Loan Purpose	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
Cash Out Refinance	3,751	$180,428,655.64	67.55%
Purchase	1,639	72,425,988.07	27.12
Rate/Term Refinance	342	14,237,499.29	5.33
Total:	5,732	$267,092,143.00	100.00%

Property Type
Property Type	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
Single Family	3,867	$179,451,878.86	67.19%
PUD	919	44,187,701.75	16.54
Condo	434	17,215,377.26	6.45
2-4 Family	232	13,709,371.93	5.13
2 Family	280	12,527,813.20	4.69
Total:	5,732	$267,092,143.00	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Credit Scores
Credit Scores	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
581 - 600	1	$114,011.00	0.04%
601 - 620	7	284,405.14	0.11
621 - 640	144	6,502,874.46	2.43
641 - 660	502	23,489,117.46	8.79
661 - 680	840	42,530,026.11	15.92
681 - 700	1,048	50,092,311.65	18.75
701 - 720	915	47,553,993.33	17.80
721 - 740	729	34,120,746.09	12.77
741 - 760	667	26,533,001.69	9.93
761 - 780	533	22,209,555.47	8.32
781 - 800	302	11,968,877.29	4.48
801 - 820	44	1,693,223.31	0.63
Total:	5,732	$267,092,143.00	100.00%

Minimum:

596

Maximum:

819

Weighted Average:

709

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).